UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14C OF THE
SECURITIES EXCHANGE ACT OF 1934

☒  Filed by the Registrant        ☐ Filed by a Party other than the Registrant

Check the appropriate box:
☒	Preliminary Information Statement
☐	Definitive Information Statement Only
☐	Confidential, for Use of the Commission (as permitted by Rule 14c)

CHINA NORTHERN MEDICAL DEVICE, INC.
(Name of Registrant as Specified In Its Charter)
_______________________________________
Name of Person(s) Filing Information Statement, if other than Registrant:

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14C-5(g) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

 (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount of which the filing fee is calculated and state how it was determined):

 (4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount previously paid:
2)	Form, Schedule or Registration Statement No.:
3)	Filing Party: ____________________________
4)	Date Filed: ____________________________

THIS INFORMATION STATEMENT IS BEING PROVIDED TO
YOU BY THE BOARD OF DIRECTORS OF CHINA NORTHERN MEDICAL DEVICE, INC.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
REQUESTED NOT TO SEND US A PROXY

CHINA NORTHERN MEDICAL DEVICE, INC.
Centrum Office, 38 Queen Street,
Glasgow, UK G1 3DX
(0808) 178 4373

INFORMATION STATEMENT
(Preliminary)

February 18, 2014

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

GENERAL INFORMATION

To the Holders of Common Stock of China Northern Medical Device, Inc.:

This Information Statement has been filed with the Securities and Exchange Commission and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the holders (the “Stockholders”) of common stock, $0.0001 par value per share (the “Common Stock”), of China Northern Medical Device, Inc.,  to advise them of the corporate action that has been authorized by written consent of the Company's majority stockholder on November 29, 2013, who owned 84.5% of the Company’s outstanding capital stock at the time of action voted upon.  This action is being taken without notice, meetings or votes in accordance with the Nevada Business Corporations Act – NRS.78 and the Company’s Articles of Incorporation.  The Majority Stockholder authorized the following:

●	The change in the name of the Company from China Northern Medical Device, Inc. to HCi VioCare (the “Name Change”).

On November 28, 2013, the Board of Directors of the Company (the “Board”) approved, and recommended to the Majority Stockholder that they approve the Name Change. On November 29, 2013, the Majority Stockholder approved the Name Change by written consent in lieu of a meeting, in accordance with Nevada law. Accordingly, your consent is not required and is not being solicited in connection with the approval of the Name Change.

We will mail the Notice of Stockholder Action by Written Consent to the Stockholders on or about February 28, 2014.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY.

The Board believes that the Stockholders of the Company will benefit from changing the name of the Company to HCi VioCare because the name is a more global name which does not denote the Company undertaking business in solely one country and therefore will more accurately reflect and represent to the public the business of the Company.

Accordingly, it is the Board’s opinion that the Name Change would better position the Company to attract potential business candidates and provide the Stockholders a greater potential return.

February 18, 2014	/s/ Sotirios Leontaritis
Sotirios Leontaritis
Chief Executive Officer

INTRODUCTION

On November 29, 2013, the majority stockholder holding 3,000,000 shares at the time of the vote, or approximately 84.5%, of the issued and outstanding Common Stock shares with a par value of $0.0001 ("Common Stock") consented in writing to amend the Company's Articles of Incorporation (the "Certificate of Amendment"). This consent is sufficient to approve the Certificate of Amendment under Nevada law and our Articles of Incorporation. The attached Information Statement describes the Articles of Amendment that the Common Stock majority stockholder of the Company has approved.

(This action will become effective upon the filing of an amendment to our Articles of Incorporation with the Secretary of State of Nevada.)

NO VOTE REQUIRED

We are not soliciting consents to approve the Articles of Amendment. Nevada law and our Articles of Incorporation permit the Company to take any action which may be taken at an annual or special meeting of its stockholders by written consent, if the holders of a majority of the shares of its Common Stock sign and deliver a written consent to the action to the Company.

NO APPRAISAL RIGHTS

Under Nevada corporate law, stockholders have no appraisal or dissenters' rights in connection with the Articles of Amendment.

INTERESTS OF CERTAIN PARTIES IN THE MATTERS TO BE ACTED UPON

None of the directors or executive officers of the Company has any substantial interest resulting from the Articles of Amendment that is not shared by all other stockholders pro rata, and in accordance with their respective interests.

In accordance with the foregoing, we will mail the Notice of Stockholder Action by Written Consent on or about February 28, 2014.

This Information Statement contains a brief summary of the material aspects of the Name Change approved by the Board of China Northern Medical Device, Inc., (the “Company,” “we,” “our,” or “us”) and the Majority Stockholder.

ACTIONS TO BE TAKEN

The Name Change will become effective on the date that we file the Certificate of Amendment to the Articles of Incorporation of the Company (the “Amendment”) with the Secretary of State of the State of Nevada. We intend to file the Amendment with the Secretary of State of the State of Nevada promptly after the twentieth (20th) day following the date on which this Information Statement is mailed to the Stockholders and notification to and approval by FINRA. We must notify FINRA of the intended Name Change by filing the Issuer Company Related Action Notification Form no later than ten (10) days prior to the anticipated record date of such action. Our failure to provide such notice may constitute fraud under Section 10 of the Exchange Act.

We currently expect to file the Amendment on or about March 20, 2014.

NAME CHANGE

REASONS

We believe that changing the name of the Company to HCi VioCare will more accurately reflect the intended global scope of our business in the medical industry and better represent to the public the business of the Company.

WHEN THE NAME WILL GO INTO EFFECT

Prior to filing the amendment to the Articles of Incorporation reflecting the Name Change, we must first notify FINRA by filing the Issuer Company Related Action Notification Form no later than ten (10) days prior to the anticipated record date of the Name Change. Our failure to provide such notice may constitute fraud under Section 10 of the Exchange Act.

Upon effectiveness of the name change, the Company’s Common Stock will also carry a new CUSIP number. Until approval of the name change by FINRA and issuance by FINRA of the Company’s new ticker symbol following the filing of the amendment to the Articles of Incorporation with the Nevada Secretary of State, the Company’s Common Stock will continue to trade on the OTC Markets BB tier under its current name and its CUSIP number will not change.   STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information regarding the beneficial ownership of our Common Stock as of February 17, 2014 of (i) each person known to us to beneficially own more than 5% of Common Stock, including shares issuable pursuant to convertible debt obligations and other convertible securities, (ii) our directors, (iii) each named executive officer and (iv) all directors and named executive officers as a group. As of February 17, 2014, there were approximately 5,003,650 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote on matters on which holders of voting stock of the Company are eligible to vote. The column entitled “Percentage of Outstanding Common Stock” shows the percentage of voting common stock beneficially owned by each listed party.

The number of shares beneficially owned is determined under the rules promulgated by the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under those rules, beneficial ownership includes any shares as to which a person or entity has sole or shared voting power or investment power plus any shares which such person or entity has the right to acquire within sixty (60) days of February 17, 2014 through the exercise or conversion of any stock option, convertible security, warrant or other right. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares such power with that person’s spouse) with respect to all shares of capital stock listed as owned by that person or entity.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership	Percent of Class

Sotirios Leontaritis, President, Treasurer and Director	4,000,000 shares held directly	80%

Christos Kapatos, Chief Technology Officer and Director	500,000 shares held directly	10%

Nicolaos Kardaras, Secretary and Director	-0-	0%

Grigorios Tsourtos, Chief Financial Officer	-0-	0%

All executive officers and directors as a group	4,500,000 shares	90%
(1)	Unless indicated otherwise, the mailing address is c/o China Northern Medical Device, Inc., Centrum Office, 38 Queen Street, Glasgow, UK G1 3DX.

COST OF THIS INFORMATION STATEMENT

The entire cost of furnishing this Information Statement will be borne by us. We will provide this Information Statement to the beneficial owners of our Common Stock held of record by them.

ADDITIONAL INFORMATION

We are subject to the disclosure requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports, information statements and other information, including annual and quarterly reports on Form 10-K and 10-Q, respectively, with the Securities and Exchange Commission (the “SEC”). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained by the SEC at 100 F. Street, N.E., Washington DC 20549. Copies of such material can also be obtained upon written request addressed to the SEC, Public Reference Section, 100 F. Street, N.E., Washington DC 20549 at prescribed rates. In addition, the SEC maintains a web site on the Internet (http://www.sec.gov) that contains reports, information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System.

You may request a copy of these filings, at no cost, by writing China Northern Medical, Inc. at Centrum Office, 38 Queen Street, Glasgow, UK G1 3DX or telephoning the Company at (0808) 178 4373.

Any statement contained in a document that is incorporated by reference will be modified or superseded for all purposes to the extent that a statement contained in this Information Statement (or in any other document that is subsequently filed with the SEC and incorporated by reference) modifies or is contrary to such previous statement. Any statement so modified or superseded will not be deemed a part of this Information Statement except as so modified or superseded.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to the Company at Centrum Office, 38 Queen Street, Glasgow, UK G1 3DX or telephoning the Company at (0808) 178 4373.

If multiple Stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may mail notification to, or call the Company at, its principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

This Information Statement is provided to the holders of Common Stock of the Company only for information purposes in connection with the Action, pursuant to and in accordance with Rule 14c-2 of the Exchange Act. Please carefully read this Information Statement.

By Order of the Board of Directors

/s/ Sotirios Leontaritis
Sotirios Leontaritis
Chief Executive Officer

APPENDIX A
ROSS MILLER
Secretary of State
204 N. Carson Street, Suite 1
Carson City, Nevada  89701-4520
(775) 684-5708
Website:  www.nvsos.gov
CERTIFICATE OF AMENDMENT
(PURSUANT TO NRS 78.385 AND 78.390)
USE BLACK INK ONLY – DO NOT HIGHLIGHT                                                               ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.384 and 78.390 – After Issuance of Stock)

1.Name of Corporation:
China Northern Medical Device, Inc.
2. The articles have been amended as follows: (provide article numbers, if available)
Article 1. Name of Corporation: HCi VioCare
3.  The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:
84.5%
4.   Effective date and time of filing:  (optional)              DATE:     March 21, 2014                    TIME:

5.   Signature: (required)

 X “Sotirios Leontaritis”
Signature of Officer

•
If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT:   Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.	Nevada Secretary of State Amend Profit –After
                                                                                                  Revised: 11-27-1